EXHIBIT 32.1

                    VOYAGER ENTERTAINMENT INTERNATIONAL, INC.

        CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, as filed by Voyager Entertainment International, Inc. with the Securities and Exchange Commission on the date hereof (the "Report"), I certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Voyager Entertainment International, Inc.


Date: November 12, 2010

                                        /s/ Richard L. Hannigan, Sr.
                                        -------------------------------------
                                        President and Chief Executive Officer
                                     (Principal Executive and Financial Officer)